Consolidated statements of comprehensive income - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Consolidated statements of comprehensive income
Net profit (loss) for the year	€ 7,716	€ 13,406	€ 6,695
Items that are or may be reclassified subsequently to profit or loss
Exchange differences on translation of foreign operations	1,002	(1,795)	1,255
Exchange differences resulting from net investment in foreign operations	(2,252)
Items that will not be reclassified to profit or loss
Fair value adjustment through OCI	258	3	(331)
Other comprehensive income/(loss), net of taxes	(992)	(1,792)	924
Total comprehensive income/(loss), net of taxes	6,724	11,615	7,619
Total comprehensive (loss)/ income attributable to:
The owners of the parent	6,719	11,647	7,644
Non-controlling interest	€ 5	€ (33)	€ (25)